SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549
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                                FORM 8-K

                              CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  September 23, 1996

                        CARSON PIRIE SCOTT & CO.
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         (Exact name of registrant as specified in its charter)

                                Illinois
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            (State or other jurisdiction of incorporation)

        0-22682                                      37-0175980
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Commission File Number                   (IRS Employer Identification No.)

331 West Wisconsin Avenue, Milwaukee, Wisconsin          53203
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(Address of principal executive offices)                (Zip Code)

                              (414) 347-4141
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                       Registrant's Telephone Number
























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Item 5.  Other Events.

     Based on disclosures in a Form 10Q dated September 17, 1996 filed with the Securities and Exchange Commission by County Seat Stores, Inc. ("County Seat"), Carson Pirie Scott & Co. (the "Company") today has written down to zero its entire interest in 9% Junior Subordinated Debentures due 2004 of County Seat Holdings, Inc. (the "Debentures"), an affiliate of County Seat. The Debentures had been carried on the Company's books at $10,850,000 in other assets.

     The Company received the Debentures in 1993 when County Seat
Holdings, Inc. exercised its option to issue and exchange the Debentures for other securities that had been issued to the Company as part of the sale price for the Company's 1989 divestiture of County Seat to several members of County Seat's management and other investors.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                Dated September 23, 1996.

                                CARSON PIRIE SCOTT & CO.

                                By:   /s/ Charles J. Hansen
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                                      Charles J. Hansen
                                      Vice President, General Counsel,
                                      and Secretary

























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